UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2008

STAAR Surgical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia, California		91016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 28, 2008, STAAR Surgical Company (the "Company") published a press release reporting its financial results for the quarter ended September 26, 2008 (the Press Release"), a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

On October 18, 2008 the Company held a conference call to discuss the financial results for the quarter ended
September 26, 2008. An archive of the webcast of the conference call has been posted on the Company's website at www.staar.com. A transcript of the conference call is furnished as Exhibit 99.2 to this report and is incorporated herein by this reference.

All statements in this report that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, sales, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations or prospects for achieving such plans, strategies or objectives, prospects for achieving FDA approval of the Toric ICL, any statements regarding expectations for success of the ICL, TICL or other products in the U.S. or international markets, prospects for returning U.S. cataract product line to profitability, any statements regarding future performance, statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include those described in our Forms 10-K and 10-Q filed with the SEC, our limited capital resources and limited access to financing, the effect a prolonged global recession may have on sales of products, especially products such as ICL used in non- reimbursed elective procedures, the challenge of fully integrating STAAR Japan into our business and managing our other foreign subsidiaries, the need to realize product development goals to improve profitability of our U.S. IOL product line, our ability to address FDA concerns over the clinical study for the Toric ICL and to overcome negative publicity resulting from warning letters and other correspondence from the FDA Office of Compliance, the willingness of surgeons and patients to adopt a new product and procedure, the effect of a possible U.S. recession on elective procedures such as refractive surgery, and the potential effect of recent negative publicity about LASIK on the demand for refractive surgery in general in the U.S. STAAR assumes no obligation to update these forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

November 3, 2008	By:	Barry G. Caldwell

Name: Barry G. Caldwell
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated October 28, 2008.
99.2	Conference call of the Company held on October 28, 2008.